Exhibit 10.2

Execution Copy

Portions of this Exhibit were omitted and filed separately with the Secretary of the Commission pursuant to an application for confidential treatment filed with the Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934. Such omissions are designated as ***.

MASTER REAFFIRMATION AND AMENDMENT TO TRANSACTION DOCUMENTS

THIS MASTER REAFFIRMATION AND AMENDMENT TO TRANSACTION DOCUMENTS (this “Master Amendment”) is made as of March 17, 2010, by and among UNIGENE LABORATORIES, a Delaware corporation (“Borrower”), VICTORY PARK MANAGEMENT, LLC, a Delaware limited liability company, as collateral agent and administrative agent (“Agent”) for the benefit of all Secured Parties (as defined in the Pledge and Security Agreement referenced on Exhibit A hereto), and the Secured Parties. Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to them in the Amended and Restated Financing Agreement (as defined below).

W I T N E S S E T H:

WHEREAS, Agent, Borrower and the persons from time to time party thereto as lenders are party to that certain Financing Agreement dated as of September 30, 2008 (as amended, restated, supplemented or otherwise modified from time to time prior to the effectiveness of the Amended and Restated Financing Agreement, the “Original Financing Agreement”), pursuant to which, among other things, such Lenders made certain loans and other financial accommodations to Borrower, subject to the terms and conditions set forth therein;

WHEREAS, Borrower consented to and executed and/or delivered various agreements, documents and instruments in connection with the Original Financing Agreement, including but not limited to, the Transaction Documents (as defined in the Original Financing Agreement) and, in any case, including those agreements, documents and instruments described on Exhibit A hereto (as amended, restated, supplemented, or otherwise modified from time to time, collectively, the “Existing Transaction Documents”);

WHEREAS, Borrower, Agent and the Lenders have agreed to amend and restate the Original Financing Agreement pursuant to that certain Amended and Restated Financing Agreement dated as of March 16, 2010 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Amended and Restated Financing Agreement”), without constituting a novation;

WHEREAS, it is a condition precedent to the effectiveness of the Amended and Restated Financing Agreement that Borrower enter into this Master Amendment to acknowledge and agree that the Existing Transaction Documents, and the liens, security interests and guarantees granted and issued thereunder, secure the “Obligations” of Borrower under the Original Financing Agreement, as amended and restated pursuant to the Amended and Restated Financing Agreement;

NOW, THEREFORE, in consideration of the premises set forth herein and to induce Agent and the Lenders to make additional loans pursuant to the Amended and Restated Financing Agreement, to enter into and perform their obligations under the Amended and Restated Financing Agreement, and to continue to make available to Borrower the loans and other financial accommodations under the Original Financing Agreement and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, each of the undersigned hereby agrees as follows:

1. Amendments to the Existing Transaction Documents. All references in the Existing Transaction Documents to the “Lenders,” “Holders” or “Secured Parties” (or words of similar import) shall be deemed to refer to and include the Lenders, Holders and Secured Parties, respectively, under the Amended and Restated Financing Agreement and other Transaction Documents. All references in the Existing Transaction Documents to the “Notes” shall be deemed to refer to and include the “Notes” under the Amended and Restated Financing Agreement. All references in the Existing Transaction Documents to the “Obligations” or any other obligations, liabilities or indebtedness of any Borrower owing from time to time to “Agent”, the “Lenders”, the “Holders” or the “Secured Parties” (or words of similar import) shall refer to, and for all purposes shall be deemed and construed to refer to, without limitation, the Obligations under, and all Obligations as defined in, the Amended and Restated Financing Agreement. Without limiting the generality of the foregoing, it is expressly understood and agreed that the Obligations shall include, and the Liens on the Collateral shall secure, payment of the Notes issued under the Amended and Restated Financing Agreement, including, but not limited to, all accrued and unpaid interest thereon and all other amounts due and payable in respect thereof. All references in the Existing Transaction Documents to the “Financing Agreement” (or words of similar import) shall refer to, and for all purposes shall be deemed and construed to refer to, the Amended and Restated Financing Agreement. All references in the Existing Transaction Documents to the “Transaction Documents” shall refer to, and for all purposes shall be deemed and construed to refer to, the Transaction Documents, including, but not limited to, any Transaction Documents delivered in connection with the Amended and Restated Financing Agreement.

2. Amendments to Schedules. Schedules A through G of that certain Pledge and Security Agreement dated as of September 30, 2008 are hereby amended by deleting such schedules in their entirety and substituting therefor the replacement schedules attached hereto as Exhibit B (such amended and substituted schedules, the “Amended Borrower Schedules”).

3. Reaffirmation. Borrower hereby ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each such Existing Transaction Document to which it is a party and, to the extent Borrower granted liens on or security interests in any of its properties pursuant to any such Existing Transaction Documents as security for Borrower’s obligations under or with respect to the Original Financing Agreement, hereby ratifies and reaffirms such grant of liens and security interests and confirms and agrees that such

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liens and security interests hereafter secure all of the Obligations, including, without limitation, all additional Obligations resulting from the Amended and Restated Financing Agreement, in each case as if each reference in such Existing Transaction Documents to the obligations secured thereby are construed to hereafter mean and refer to such Obligations under, and all Obligations as defined in, the Amended and Restated Financing Agreement. Borrower acknowledges that each of the Existing Transaction Documents remains in full force and effect and is hereby ratified and confirmed. The execution of this Master Amendment shall not operate as a novation, waiver of any right, power or remedy of Agent or any of the Lenders, nor constitute a waiver of any provision of any of the Existing Transaction Documents.

4. Successors and Assigns. This Master Amendment shall be binding upon Borrower and its successors and assigns and shall inure to the benefit of Agent, the Lenders, the Holders and the other Secured Parties and each of their respective successors and assigns. The successors and assigns of such entities shall include, without limitation, their respective receivers, trustees, or debtors-in-possession.

5. Miscellaneous.

(a) No course of dealing between Borrower, on the one hand, and Agent and the other Secured Parties, on the other hand, nor any failure to exercise, nor any delay in exercising, on the part of Agent or any other Secured Party, any right, power or privilege hereunder, under the Original Financing Agreement or Amended and Restated Financing Agreement, the Original Notes or the Notes, or the other Transaction Documents (as defined in the Original Financing Agreement and Amended and Restated Financing Agreement) shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

(b) All of the rights and remedies of Agent and each other Secured Party with respect to the Collateral, whether established hereby, under the Amended and Restated Financing Agreement, the Notes or the other Transaction Documents or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

(c) This Master Amendment, along with the other Transaction Documents, constitutes the entire agreement of the parties with respect to the subject matter hereof and is intended to supersede all prior negotiations, understandings and agreements with respect thereto. No provision of this Master Amendment may be modified or amended except by a written agreement specifically referring to this Master Amendment and signed by the parties hereto.

(d) In the event any provision of this Master Amendment is held to be invalid, prohibited or unenforceable in any jurisdiction for any reason, unless such provision is narrowed by judicial construction, this Master Amendment shall, as to such jurisdiction, be construed as if such invalid, prohibited or unenforceable provision had been more narrowly drawn so as not to be invalid, prohibited or unenforceable. If, notwithstanding the foregoing, any provision of this Master Amendment is held to be invalid, prohibited or unenforceable in any jurisdiction, such provision, as to such jurisdiction, shall be ineffective to the extent of such invalidity, prohibition

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or unenforceability without invalidating the remaining portion of such provision or the other provisions of this Master Amendment and without affecting the validity or enforceability of such provision or the other provisions of this Master Amendment in any other jurisdiction.

(e) No waiver of any breach or default or any right under this Master Amendment shall be considered valid unless in writing and signed by the party giving such waiver, and no such waiver shall be deemed a waiver of any subsequent breach or default or right, whether of the same or similar nature or otherwise.

(f) Each party shall take such further action and execute and deliver such further documents as may be reasonably necessary or appropriate in order to carry out the provisions and purposes of this Master Amendment.

(g) All questions concerning the construction, validity, enforcement and interpretation of this Master Amendment shall be governed by the internal laws of the State of Illinois, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Illinois or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Illinois. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Chicago, Illinois, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Master Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.

(h) EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS MASTER AMENDMENT.

(i) This Master Amendment may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and, all of which taken together shall constitute one and the same Agreement. In the event that any signature is delivered by facsimile transmission or by electronic mail in “portable document format” (or “.pdf”), such signature shall create a valid binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such signature were the original thereof.

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[Signature Page Follows]

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IN WITNESS WHEREOF, this Master Amendment has been duly executed by each of the undersigned as of the day and year first set forth above.

UNIGENE LABORATORIES, INC., a Delaware corporation

By:	/s/ Warren P. Levy
Name:	Warren P. Levy
Title:	Chief Executive Officer

Master Reaffirmation and Amendment of Security Documents

ACKNOWLEDGED AND ACCEPTED as of the date first written above

VICTORY PARK MANAGEMENT, LLC, as Agent

By:	/s/ Matthew Ray
Name:	Matthew Ray
Title:	Manager

Master Reaffirmation and Amendment of Transaction Documents

ACKNOWLEDGED AND ACCEPTED as of the date first written above

Secured Parties:

VICTORY PARK CREDIT OPPORTUNITIES MASTER FUND, LTD.

By:	Victory Park Capital Advisors, LLC, its investment manager

By:	/s/ Scott Zemnick
Name:	Scott Zemnick
Title:	General Counsel

Master Reaffirmation and Amendment of Security Documents

EXHIBIT A

EXISTING TRANSACTION DOCUMENTS

All capitalized terms used but not elsewhere defined in this Exhibit A shall have the respective meanings ascribed to such terms in the Amended and Restated Financing Agreement. Each of the following agreements, documents and instruments shall be deemed to include any and all amendments, modifications, supplements and restatements thereof. All documents are dated as of September 30, 2008 unless otherwise indicated.

1.	Pledge and Security Agreement among Borrower, Agent and the other Secured Parties

2.	Affiliate Subordination Agreement by and among Jay Levy, Jaynjean Levy Family Limited Partnership, Agent and Borrower

3.	Patent Security Agreement by Borrower for the benefit of Collateral Agent

4.	Patent Security Agreement dated May 22, 2009 by Borrower for the benefit of Collateral Agent

5.	Trademark Security Agreement by Borrower for the benefit of Collateral Agent

6.	Trademark Security Agreement dated May 22, 2009 by Borrower for the benefit of Collateral Agent

7.	Environmental Indemnity Agreement by Borrower for the benefit of Agent and Lenders

8.	Mortgage, Assignment of Rents, Security Agreement and Fixture Filing executed by Borrower in favor of Collateral Agent covering the real property located at 110 Little Falls Road, Fairfield, NJ 07004

9.	Deposit Account Control Agreement dated October 29, 2008 by and among Wachovia Bank, National Association, Borrower and Collateral Agent

EXHIBIT B

UPDATED SCHEDULES TO PLEDGE AND SECURITY AGREEMENT

(see attached)

SCHEDULE A

PRINCIPAL PLACES OF BUSINESS AND OTHER

COLLATERAL LOCATIONS OF OBLIGORS

Unigene Laboratories, Inc.

1.	Chief Executive Office

81 Fulton Street

Boonton, NJ 07005

2.	Other Collateral Locations

110 Little Falls Road

Fairfield, NJ 07004

83 Fulton Street

Boonton, NJ 07005

SCHEDULE B

Recording Jurisdiction

Unigene Laboratories, Inc. - Secretary of State of Delaware

SCHEDULE C

Commercial Tort Claims

None.

SCHEDULE D

Pledged Companies

Tarsa Therapeutics, Inc.

SCHEDULE E

Pledged Equity

Obligor	Pledged Company	Percent of Pledged Interests	Pledged Interests as % of Total Issued and Outstanding of Pledged Company	Certificate No. of Pledged Interests
Unigene Laboratories, Inc.	Tarsa Therapeutics, Inc.	100%	25.95%	C0004

SCHEDULE F

Controlled Accounts

Name and Address of Bank	Name of Entity on the Account	Account Number	Type of Account
Wachovia, 190 River Road, Summit, NJ 07901-1444	Unigene Laboratories, Inc.	***	***

Wachovia, 190 River Road, Summit, NJ 07901-1444	Unigene Laboratories, Inc.	***	***

Wachovia, 190 River Road, Summit, NJ 07901-1444	Unigene Laboratories, Inc.	***	***[1]

Wachovia, 190 River Road, Summit, NJ 07901-1444	Unigene Laboratories, Inc.	***	***

Wachovia, 190 River Road, Summit, NJ 07901-1444	Unigene Laboratories, Inc.	***	***

Merrill Lynch, 717 5th Avenue 7 th Floor, New York, NY 10022	Unigene Laboratories, Inc.	***	***[1]

[1]	For information purposes only; these accounts are accounts used for payroll and thereby excluded as a Controlled Account, as contemplated in the definition of Controlled Account.

SCHEDULE G

Motor Vehicles

None.